UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 23, 2023

CREATIVE REALITIES, INC.
(Exact name of registrant as specified in its charter)

Minnesota	001-33169	41-1967918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13100 Magisterial Drive, Suite 100, Louisville, KY	40223
(Address of principal executive offices)	(Zip Code)

(502) 791-8800
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CREX	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	CREXW	The Nasdaq Stock Market LLC

Item 5.03 Amendment to Articles of Incorporation or Bylaws.

On March 23, 2023, Creative Realities, Inc. (the “Company”) filed Articles of Amendment with the Secretary of State of the State of Minnesota to effectuate, effective March 27, 2023, a one-for-three reverse stock split of the shares of the Company’s common stock, par value $0.01 per share. The Company’s common stock will begin trading on a split-adjusted basis when the market opens on March 27, 2023.

As a result of the reverse stock split, effective as of 12:01 am on March 27, 2023, every three shares of common stock then-issued and outstanding will be automatically combined into one share of common stock, with no change in par value per share. No fractional shares will be outstanding following the reverse stock split and any fractional shares resulting from the reverse stock split will be rounded up to the nearest whole share of common stock. In connection with the reverse stock split, the total number of shares of common stock authorized for issuance will be reduced from 200,000,000 shares to 66,666,666 shares in proportion to the reverse stock split.

A copy of the Articles of Amendment is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Effective as of the same time as the reverse stock split, the number of shares of common stock available for issuance under the Company’s equity compensation plans will be reduced in proportion to the reverse stock split. Upon effectiveness, the reverse stock split will also result in reductions in the number of shares of common stock issuable upon exercise or vesting of equity awards in proportion to the reverse stock split and cause a proportionate increase in exercise price or share-based performance criteria, if any, applicable to such awards.

Item 7.01         Regulation FD Disclosure.

On March 24, 2023, the Company issued a press release announcing the foregoing reverse stock split, which press release is filed as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits

(d)         Exhibits

Exhibit No.	Description
3.1	Articles of Amendment
99.1	Press Release dated March 24, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Creative Realities, Inc.
(Registrant)

Date: March 24, 2023	By:	/s/ Will Logan
Will Logan Chief Financial Officer

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